Exhibit 10.1

EXECUTION VERSION

ROLLOVER, VOTING AND SUPPORT AGREEMENT

This ROLLOVER, VOTING AND SUPPORT AGREEMENT, dated as of December 22, 2024 (this “Agreement”), is made by and among the shareholders listed on the signature page(s) hereto (collectively, the “Shareholders” and each individually, a “Shareholder”), Norse Holdings, Inc., a Delaware corporation (“Parent”) (solely with respect to Sections 1, 11 and 14 through 23), and Nordstrom, Inc., a Washington corporation (the “Company”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, as of the date hereof, each Shareholder is the record and/or beneficial owner of the number of shares of Company Common Stock set forth opposite such Shareholder’s name on Schedule A hereto under the heading “Subject Shares” (together with such additional shares of Company Common Stock or other voting securities of the Company that become beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) by such Shareholder that it is entitled to vote, whether upon the exercise of options, conversion of convertible securities or otherwise, after the date hereof until the Voting Expiration Date (as defined below), the “Subject Shares”);

WHEREAS, concurrently with the execution of this Agreement, Parent, Navy Acquisition Co. Inc., a Washington corporation and a direct, wholly-owned subsidiary of Parent (“Acquisition Sub”), and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (including any amendment thereto, the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions thereof, Acquisition Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent;

WHEREAS, the Company Board, acting on the recommendation of the Special Committee, has unanimously (excluding the members of the Company Board who are Parent Parties) (a) determined and declared that the Merger Agreement and the consummation by the Company of the transactions contemplated by the Merger Agreement, including the Merger, are advisable, fair to and in the best interests of the Company and its shareholders, (b) approved the Merger Agreement, the execution, delivery and performance of the Merger Agreement, and subject to receiving the Requisite Shareholder Approvals, the consummation by the Company of the transactions contemplated by the Merger Agreement, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (c) directed that the Merger Agreement be submitted to the shareholders of the Company to be approved and (d) upon the terms and subject to the conditions of the Merger Agreement, resolved to recommend the approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, by the Company’s shareholders in accordance with Section 23B.11A.040 of the WBCA; and

WHEREAS, as a material inducement to, and as a condition to, the willingness of the Company to enter into the Merger Agreement, the Shareholders are entering into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree, severally and not jointly, as follows:

1. Rollover Contribution.

(a) Effective immediately prior to the Effective Time, on the terms and subject to the conditions set forth herein, each Shareholder hereby transfers, contributes and delivers (the “Rollover”) to Parent the number of shares of Company Common Stock set forth opposite the name of such Shareholder on Schedule A hereto under the heading “Rollover Shares” in exchange for that number of newly issued shares of common stock in Parent set forth beside the Shareholder’s name on Schedule A hereto under the heading “Parent Shares” (the “Parent Shares”). From time to time and without additional consideration, each Shareholder shall (at such Shareholder’s sole cost and expense) execute and deliver, or cause to be executed and delivered, such additional instruments, and shall (at such Shareholder’s sole cost and expense) take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Section 1.

(b) The Rollover shall be subject to the substantially simultaneous, but subsequent, consummation of the Merger in accordance with the terms and conditions of the Merger Agreement.

2. Voting of Shares.

(a) From the date of this Agreement until the earlier to occur of: (i) the valid termination of the Merger Agreement in accordance with its terms and (ii) the occurrence of an Adverse Recommendation Change (the “Voting Expiration Date”), at every meeting of the shareholders of the Company called with respect to any of the following, and at every adjournment, recess or postponement thereof, and on every action or approval by written consent of the shareholders of the Company with respect to any of the following, each Shareholder shall vote or cause to be voted the Subject Shares (A) in favor of the approval of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, (B) in favor of any proposal by the Company to adjourn, recess or postpone any meeting of the shareholders of the Company to a later date that complies with Section 6.2(d) of the Merger Agreement, (C) in favor of any other proposal considered and voted upon by shareholders of the Company necessary for the consummation of the Merger and the other transactions contemplated by the Merger Agreement, and (D) against any other proposal that would reasonably be expected to (x) result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled, or (y) impede, frustrate, interfere with, delay, postpone or adversely affect the Merger and the other transactions contemplated by the Merger Agreement. For the avoidance of doubt, nothing in this Section 2 shall (x) require or limit any action or inaction on the part of any Shareholder other than in such Shareholder’s capacity as a shareholder of the Company or (y) impose any obligation to vote such Shareholder’s Subject Shares in any particular manner other than with respect to the matters described in clauses (A) through (D) hereof. Notwithstanding anything to the contrary in this Agreement, if at any time following the date hereof and prior to the termination of this Agreement in accordance with Section 12, a Governmental Authority enters an Order restraining, enjoining or otherwise prohibiting a Shareholder from taking any action pursuant to this Section 2, then the obligations of such Shareholder set forth in this Section 2 to take such action shall be of no force and effect for so long as such Order is in effect solely to the extent such Order restrains, enjoins or otherwise prohibits such Shareholder from taking any such action.

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(b) The Company shall timely provide to each Shareholder sufficient information to confirm the manner in which the Subject Shares shall be, or have been, voted at any Shareholders’ Meeting pursuant to Section 2(a).

(c) Each Shareholder shall cause the Subject Shares to be counted as present for purposes of determining a quorum at each meeting of the shareholders of the Company called with respect to the matters set forth in Section 2(a). No Shareholder shall take any action, or refrain from taking any action, that would reasonably be expected to prevent, materially impair or materially delay the consummation of the transactions contemplated by the Merger Agreement or that would reasonably be expected to materially restrict, limit or interfere with, or cause a material delay of, the performance of such Shareholder’s obligations hereunder, in each case other than as contemplated by Section 5 hereof.

3. Irrevocable Proxy.

(a) From the date of this Agreement until the Voting Expiration Date, each Shareholder irrevocably appoints the Company or any Person or Persons designated by the Company as its attorney-in-fact and proxy with full power of substitution and re-substitution, to the full extent of Shareholder’s voting rights with respect to all of such Shareholder’s Subject Shares (which proxy is irrevocable (and as such shall survive and not be affected by the death, incapacity, mental illness or insanity of Shareholder) and which appointment is coupled with an interest, including for purposes of Section 23B.07.220(4) of the WBCA) to (i) vote (or issue instructions to the record holder to vote) and (ii) execute (or issue instructions to the record holder to execute) written consents with respect to, all of such Shareholder’s Subject Shares in accordance with the provisions of Section 2; provided that each Shareholder’s grant of the proxy contemplated by this Section 3(a) shall be effective if, and only if, a Shareholder fails to deliver (or cause the record holder to deliver) to the Secretary of the Company, at least two (2) Business Days prior to the applicable meeting or deadline for action by written consent, as applicable, a duly executed irrevocable proxy card or written consent, as applicable, directing that such Shareholder’s Subject Shares be voted in accordance with Section 2. This proxy, if it becomes effective, is coupled with an interest, was given to secure the obligations of each Shareholder under Section 2, was given in consideration of and as an additional inducement of the Company to enter into the Merger Agreement and, in accordance with Section 23B.07.220(4) of the WBCA, shall be irrevocable, and each Shareholder agrees to execute any further agreement or form reasonably necessary to confirm and effectuate the grant of the proxy contained herein and hereby revokes any proxy previously granted by such Shareholder with respect to the Subject Shares.

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(b) The irrevocable proxy and power of attorney granted by each Shareholder in this Section 3 shall not be terminated by any act of such Shareholder or other Shareholders, by operation of Law or upon the occurrence of any other event other than upon the valid termination of this Agreement in accordance with its terms, at which time such proxy shall automatically terminate, or pursuant to the last sentence of this Section 3(b). The irrevocable proxy and power of attorney granted by each Shareholder in this Section 3 and such Shareholder’s other obligations under this Agreement shall be binding upon such Shareholder’s heirs, successors, legal representatives and permitted assigns. The Company may terminate this proxy with respect to a Shareholder at any time at its sole election by written notice provided to such Shareholder.

4. Transfer of Shares. Each Shareholder covenants and agrees that from the date of this Agreement until the Expiration Date (as defined below) such Shareholder shall not, directly or indirectly, (a) transfer, assign, sell, pledge, encumber, hypothecate or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, including by operation of Law, (a “Transfer”), or cause or permit to be Transferred, any of the Subject Shares or any beneficial ownership, voting power or any other interest thereof or therein; (b) deposit any of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Shares or grant any proxy or power of attorney with respect to the Subject Shares, in each case other than this Agreement, (c) enter into any contract, option or other arrangement or undertaking with respect to any of the foregoing or (d) take any other action, that would prevent, materially restrict, limit or interfere with, or cause a material delay of, the performance of such Shareholder’s obligations hereunder; provided that the foregoing restrictions shall not apply to any Transfer of Subject Shares from any Shareholder to (i) any other Shareholder or (ii) an Affiliate of such Shareholder or any other Person for bona fide estate planning or estate administration purposes (each, a “Permitted Transfer”); provided further, in the case of clause (ii) so long as (A) the transferee thereof enters into a joinder in a form reasonably acceptable to the Company agreeing to become a party to this Agreement, make the representations set forth in Section 9, and be bound by the terms and conditions hereof as a Shareholder hereunder prior to or concurrently with such Transfer, (B) such transferee is able to perform its obligations under such joinder and (C) such Transfer would not reasonably be expected to prevent, materially restrict, limit or interfere with, or cause a material delay of, the performance of such Shareholder’s obligations hereunder or the consummation of the transactions contemplated by the Merger Agreement. Any Transfer or attempted Transfer of any Subject Shares or any beneficial ownership, voting power or any other interest thereof or therein in violation of this Section 4 shall be null and void and of no effect whatsoever.

5. Competing Proposals. In the event that the Company receives a Competing Proposal or any inquiry, expression of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, a Competing Proposal, each Shareholder shall, if requested to do so by the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee (provided that the Company is permitted pursuant to Section 6.5 of the Merger Agreement to engage in discussions with the Third Party submitting such Competing Proposal, inquiry, expression of interest, proposal or offer), explore in good faith the possibility of such Shareholder supporting such Competing Proposal, including the possibility of such Shareholder entering into a voting agreement with respect to such Competing Proposal, entering into an agreement with respect to the rollover or reinvestment of any shares of Company Common Stock owned by such Shareholder (including the post-closing governance terms with respect thereto) or selling such shares of Company Common Stock in such Competing Proposal, it being understood that such Shareholder’s decision as to whether to support such Competing Proposal or enter into any agreements with any Person or group of Persons with respect to such Competing Proposal shall be within such Shareholder’s sole discretion which it may exercise irrespective of the recommendation of the Company Board or the Special Committee; provided that such Shareholder shall not enter into any agreements relating to a Competing Proposal unless the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith (after consultation with its outside legal counsel and outside financial advisors) that such Competing Proposal either constitutes a Superior Proposal or could reasonably be expected to result in a Superior Proposal.

6. Appropriate Action; Consents; Filings. Each Shareholder shall, and shall cause its Affiliates to, use their respective reasonable best efforts to consummate and make effective the transactions contemplated by the Merger Agreement and to cause the conditions to the Merger set forth in the Merger Agreement to be satisfied as expeditiously as practicable (and in any event at least five (5) Business Days prior to the Outside Date).

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7. Proxy Statement, Schedule 13E-3 and Other Required Filings. Each Shareholder hereby agrees to permit each of Parent and the Company to publish and disclose in the Proxy Statement, the Schedule 13E-3 or any Other Required Filings any information concerning such Shareholder that is required or reasonable to be included therein. To the knowledge of each Shareholder, the information supplied by such Shareholder for inclusion or incorporation by reference in the Proxy Statement, the Schedule 13E-3 or any Other Required Filing will not, at the time that such information is provided, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

8. Additional Covenants of the Shareholders.

(a) Rating Agencies. Without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), each Shareholder shall not, and shall cause its Subsidiaries and Affiliates not to, meet or have any communications with any of the Rating Agencies, except for (A) meetings that the Company’s Representatives (who shall be designated by the Special Committee and mutually agreeable to Parent) are given an opportunity to attend and (B) written communications and materials so long as the Shareholders provided the Company with a reasonable opportunity to review and to propose comments on such written communications and materials, which the Shareholders will consider in good faith. Without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), each Shareholder shall not, and shall cause its Subsidiaries and Affiliates not to, make any statement, take any action, or refrain from taking any action inconsistent with the materials and communications provided to the Rating Agencies prior to the date of the Merger Agreement to the extent relating to the Merger Agreement, the other Transaction Documents and the transactions contemplated thereby or relating to the Parent Parties, the Surviving Corporation, or its Subsidiaries following the Effective Time. Each Shareholder shall inform their Representatives who would be reasonably expected to meet or communicate with the Rating Agencies or make statements relating to the Company, its Subsidiaries, and the transactions contemplated by the Merger Agreement of the terms of this Section 8(a) and the obligations of the Shareholder hereunder.

(b) Parent’s Obligations. Each Shareholder agrees to take, or refrain from taking, the actions that Parent is required to cause such Shareholder to take, or refrain from taking, in accordance with and subject to the terms contemplated by the Merger Agreement.

(c) Waiver of Dissenters’ Rights. Each Shareholder hereby waives, to the full extent of the law, and agrees not to assert any dissenters’ rights pursuant to Section 23B.13 of the WBCA or otherwise in connection with the Merger (unless the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee has made an Adverse Recommendation Change (that has not been rescinded or otherwise withdrawn)) with respect to any and all Subject Shares held by the undersigned of record or beneficially owned.

(d) No Legal Actions. Each Shareholder agrees that such Shareholder shall not (in such Shareholder’s capacity as a shareholder of the Company), bring, commence, institute, maintain, prosecute or voluntarily aid in any Action which (i) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement, the Merger Agreement, or (ii)  alleges that the execution and delivery of this Agreement by such Shareholder, or the approval of the Merger Agreement by the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee’s recommendation that the Company Board approve the Merger Agreement, breaches any fiduciary duty of the Company’s directors.

(e) Equity Awards. Notwithstanding the foregoing, nothing in this Agreement shall require a Shareholder to exercise any Company Option, RSU Award or PSU Award owned of record and/or beneficially by such Shareholder.

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9. Representations and Warranties of each Shareholder. Each Shareholder on its own behalf hereby represents and warrants to the Company, severally and not jointly, with respect to such Shareholder and such Shareholder’s ownership of the Subject Shares as follows as of the date hereof and as of immediately prior to the Effective Time:

(a) Authority. Such Shareholder has all requisite power and authority (or capacity, in the case of a Shareholder who is a natural person) to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized (in the case of Shareholders who are not natural persons), executed and delivered by such Shareholder and constitutes a valid and binding obligation of such Shareholder enforceable in accordance with its terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar Laws of general application, now or hereafter in effect, affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”). If such Shareholder is a trust, no consent of any beneficiary is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. The execution, delivery and performance by such Shareholder of this Agreement does not require any consent, approval, authorization or permit of, action by, filing with or notification to any Governmental Authority, other than (x) filings by such Shareholder with the SEC and (y) any consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not prevent, materially restrict, limit or interfere with, or cause a material delay of, the performance of such Shareholder’s obligations hereunder.

(b) No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will violate, conflict with or result in a breach of, or constitute a default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree or Law applicable to such Shareholder or to such Shareholder’s property or assets, except for such violations, conflicts, breaches or defaults as would not, individually or in the aggregate, reasonably be expected to prevent, materially restrict, limit or interfere with, or cause a material delay of, the performance of such Shareholder’s obligations hereunder. No consent (other than those that have been granted) of any Shareholder’s spouse is necessary under any “community property” or other Laws in order for such Shareholder to enter into and perform his obligations under this Agreement.

(c) Company Common Stock. Such Shareholder is the record and beneficial owner of, or is a trust or estate that is the record holder of and whose beneficiaries are the beneficial owners of, and has good and marketable title to, the Subject Shares set forth opposite such Shareholder’s name on Schedule A hereto, free and clear of any and all security interests, liens, changes, encumbrances, equities, claims, options or limitations of whatever nature and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Shares), other than any of the foregoing (i) pursuant to this Agreement or (ii) that would not reasonably be expected to prevent, materially restrict, limit or interfere with, or cause a material delay of, the performance of such Shareholder’s obligations hereunder. Such Shareholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares set forth opposite such Shareholder’s name on Schedule A hereto under the heading “Subject Shares” (except that such Shareholder may be deemed to beneficially own Subject Shares owned by other Shareholders or underlying any Company Option, RSU Award or PSU Award). Such Shareholder has the sole right to vote or direct the vote of, such Subject Shares (it being understood (x) in the case of Shareholders that are trusts, that the trustees thereof have the right to cause such Shareholders to take such actions, and (y) in the case of Subject Shares held in a 401(k) plan or individual retirement account, any such Subject Shares for which a direction to vote is not given may be voted in accordance with the applicable governing documents), and such Shareholder has the sole right to dispose or direct the disposition of such Subject Shares, except as set forth in Section 7 of the Family Confidentiality Agreement. None of the Subject Shares is subject to any agreement, arrangement or restriction with respect to the voting or disposition of such Subject Shares that would reasonably be expected to prevent, materially restrict, limit or interfere with, or cause a material delay of, the performance of such Shareholder’s obligations hereunder. Other than this Agreement, there are no agreements or arrangements of any kind, contingent or otherwise, obligating such Shareholder to Transfer, or cause to be Transferred, any of the Subject Shares, and no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Subject Shares other than pursuant to this Agreement.

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(d) Reliance by the Company. Such Shareholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement.

(e) Litigation. As of the date hereof, there is no Action pending, or, to the knowledge of such Shareholder, threatened against such Shareholder that questions the validity of this Agreement or any action taken or to be taken by such Shareholder in connection with this Agreement.

(f) Other Agreements. Such Shareholder is not subject to any obligation that would reasonably be expected to prevent, materially restrict, limit or interfere with, or cause a material delay of, the performance of such Shareholder’s obligations hereunder or the performance of Parent and Acquisition Sub under the Merger Agreement. As of the date hereof, except for this Agreement, the Guaranty to which certain of the Shareholders are parties, that certain amended and restated letter agreement, dated as of December 22, 2024, by and among the Company and the Buyer Group party thereto, and that certain letter agreement, dated as of December 22, 2024, by and among the Company and the Family Guarantors party thereto, there are no contracts, undertakings, commitments, agreements, obligations, arrangements or understandings, whether written or oral, between such Shareholder or any of its Affiliates, on the one hand, and any other Person (other than another Parent Party), on the other hand, relating in any way to the transactions contemplated by the Merger Agreement, or to the ownership or operations of the Company after the Effective Time.

(g) Finders Fees. No broker, investment bank, financial advisor or other Person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Shareholder, except for Moelis & Company LLC.

10. Representations and Warranties of the Company. The Company represents and warrants to the Shareholders as follows as of the date hereof and as of immediately prior to the Effective Time:

(a) The Company is a corporation duly incorporated and validly existing under the Laws of the State of Washington and has all requisite corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder. The execution, delivery and performance of this Agreement by the Company have been duly and validly authorized by all necessary corporate action by the Company, and no other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement by the Company. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception.

11. Representations and Warranties of Parent. Parent represents and warrants to the Shareholders and the Company as follows as of the date hereof and as of immediately prior to the Effective Time:

(a) Authority. Parent is a corporation duly incorporated and validly existing under the Laws of the State of Delaware and has all requisite corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder. The execution, delivery and performance of this Agreement by Parent has been duly and validly authorized by all necessary corporate action by Parent, and no other corporate action on the part of Parent is necessary to authorize the execution, delivery and performance of this Agreement by Parent. This Agreement has been duly executed and delivered by Parent and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to the Bankruptcy and Equity Exception. The execution, delivery and performance by Parent of this Agreement does not require any consent, approval, authorization or permit of, action by, filing with or notification to any Governmental Authority, other than any consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not prevent, materially restrict, limit or interfere with, or cause a material delay of, the performance of Parent’s obligations hereunder.

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(b) No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will violate, conflict with or result in a breach of, or constitute a default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree or Law applicable to Parent or to Parent’s property or assets, except for such violations, conflicts, breaches or defaults as would not, individually or in the aggregate, reasonably be expected to restrict, limit or interfere with, or cause a delay of, the performance of Parent’s obligations hereunder.

12. Shareholder Capacity. No Person executing this Agreement who is or becomes during the term hereof a director or officer of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director or officer. Each Shareholder is entering into this Agreement severally and not jointly and with respect to the obligations set forth in Sections 1 and 2 hereof solely in such Shareholder’s capacity as the record holder or beneficial owner of, or as a trust whose beneficiaries are the beneficial owners of, Subject Shares and nothing herein shall limit or affect any actions taken (or any failures to act) by a Shareholder in such Shareholder’s capacity as a director or officer of the Company. The taking of any actions (or any failures to act) by a Shareholder in such Shareholder’s capacity as a director or officer of the Company shall not be deemed to constitute a breach of this Agreement, regardless of the circumstances related thereto.

13. Termination. Except for those obligations which have earlier terminated on the Voting Expiration Date, this Agreement shall automatically terminate without further action upon the earlier to occur (the “Expiration Date”) of (a) the Effective Time and (b) the valid termination of the Merger Agreement in accordance with its terms; provided that subject in all cases to Section 14(b), no such termination shall relieve any party hereto or Parent under the Merger Agreement of any liability, costs, expenses (including attorneys' fees) or damages of any kind, all of which shall be deemed in such event to be damages of such party and Parent under the Merger Agreement, in the event of any Intentional Breach of this Agreement by a Shareholder prior to such termination, in which case, subject in all cases to Section 14(b), the aggrieved party shall be entitled to all remedies available at law or in equity.

14. Specific Performance; Limited Recourse.

(a) Each Shareholder acknowledges and agrees that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that such Shareholder does not perform the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Accordingly, each Shareholder acknowledges and agrees that the Company shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Notwithstanding the foregoing, it is explicitly agreed that the Company’s right to an injunction, specific performance or other equitable remedy to enforce Shareholder’s obligations under Section 2, 3 and 5 of this Agreement is subject to the Company also seeking a similar injunction, specific performance or other equitable remedy under the other Rollover and Support Agreement against the party thereto solely to the extent such party thereto has not complied with, or is not complying with, the terms thereof with respect to the corresponding obligation under such Rollover and Support Agreement and compliance by such non-compliant party is reasonably expected to be necessary for obtaining the Requisite Shareholder Approvals. Each Shareholder agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the Company has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. The Company shall not be required to show proof of actual damages or provide any bond or other security in connection with seeking an injunction or any other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. These injunctive remedies are cumulative and shall be the Company’s sole remedy against a Shareholder under this Agreement unless the Company shall have sought and been denied injunctive remedies, and such denial is other than by reason of the absence of violation of such covenants, obligations or agreements.

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(b) Notwithstanding anything to the contrary herein, but subject to the Company’s rights to specific performance pursuant to Section 14(a) hereof, the Company’s remedies pursuant to the Retained Claims as defined in, and subject to the terms and in accordance with the limitations set forth in, the Guaranties shall, and are intended to, be the sole and exclusive direct or indirect remedies available to the Company and its Affiliates against each Shareholder and the Non-Recourse Parties (as defined in the Guaranties) for any liability, loss, damages or recovery of any kind (including consequential, indirect or punitive damages, and whether at law, in equity or otherwise) arising under or in connection with any liabilities or obligations arising under, or in connection with, the Merger Agreement or this Agreement (whether willfully, intentionally, unintentionally or otherwise) or of the failure of the Merger to be consummated or otherwise in connection with the transactions contemplated hereby and thereby or in respect of any oral representations made or alleged to be made in connection herewith or therewith, including without limitation in the event Parent (1) breaches its obligations under the Merger Agreement, whether or not such breach is caused by a Shareholder’s breach of its obligations under this Agreement or (2) enforces its rights under the Merger Agreement. Each of the parties hereto agrees that an Intentional Breach or other material breach of this Agreement by a Shareholder shall constitute an Intentional Breach or material breach, as applicable, of Parent under the Merger Agreement, and the Company’s sole recourse to recover monetary damages in respect of such breach shall be those remedies available at law or in equity against Parent in accordance with, and subject to the limitations set forth in, the Merger Agreement and the Guarantors (and their permitted assigns) in accordance with, and subject to the limitations set forth in, the Guaranties.

15. Governing Law; Jurisdiction.

(a) Except to the extent the Laws of the State of Washington are mandatorily applicable, this Agreement and all Actions (whether based on Contract, tort or otherwise) arising out of or relating to this Agreement or the actions of a Shareholder or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(b) Each of the parties hereto hereby (i) expressly and irrevocably submits to the exclusive personal jurisdiction of the state courts of the Delaware Court of Chancery, any other court of the State of Delaware or any federal court sitting in the State of Delaware, in the event any dispute arises out of this Agreement or the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any Action relating to this Agreement or the transactions contemplated hereby in any court other than the Delaware Court of Chancery, any other court of the State of Delaware or any federal court sitting in the State of Delaware, (iv) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any Action arising out of or relating to this Agreement and (v) agrees that each of the other parties hereto (and Liverpool as a third party beneficiary hereunder) shall have the right to bring any Action for enforcement of a judgment entered by the state courts of the Delaware Court of Chancery, any other court of the State of Delaware or any federal court sitting in the State of Delaware. Each of the parties hereto agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law, and each party consents to such enforcement and covenants not to oppose such enforcement in any jurisdiction.

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16. WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE ACTIONS OF THE SHAREHOLDERS, OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 16.

17. Amendment, Waivers, etc. This Agreement may only be amended or otherwise modified by mutual agreement of the parties hereto in an instrument in writing signed by each of the parties. No provision of this Agreement may be waived, discharged or terminated other than by an instrument in writing signed by the party against whom the enforcement of such waiver, discharge or termination is sought.

18. Assignment; Third Party Beneficiaries.

(a) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated, in whole or in part, by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto, shall survive the dissolution, death or incapacity of any Shareholder, and shall be binding upon the parties’ respective heirs, successors, legal representatives and permitted assigns, including with respect to any Shareholder, any Permitted Transferee. Any attempted assignment in violation of this Section 18 shall be null and void.

(b) The parties hereto hereby agree that their respective agreements and obligations set forth herein are solely for the benefit of the other parties hereto and their respective successors and permitted assigns, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto and their respective successors and permitted assigns any benefits, rights or remedies under this Agreement; provided, that Liverpool has relied on this Agreement and, accordingly, and Liverpool is an express third-party beneficiary hereof solely for purposes of seeking the specific performance of the Shareholders’ obligations hereunder in accordance with Section 14.

19. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made (a) as of the date delivered, if delivered personally, (b) on the date the delivering party receives an affirmative confirmation (excluding automatic acknowledgement of receipt) from the party to whom notice was intended (or if such affirmative confirmation is not received on the day of delivery, effective on the next Business Day following the date of delivery), if delivered by email as listed below, or (c) one (1) Business Day after being sent by overnight courier (providing proof of delivery), to the intended recipient at the following addresses (or at such other physical or email address for a party as may be specified in a notice given in accordance with this Section 19).

10

20. Severability. If any term, provision, covenant or restriction of this Agreement or the application thereof to any Person or circumstance is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

21. Entire Agreement. This Agreement (including the schedule hereto) and together with the other Transaction Documents to which any Shareholder is a party to, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect thereto. Each of the parties hereto acknowledges that the Company is entering into the Merger Agreement in reliance on the agreements of the Shareholders in this Agreement.

22. Interpretation. Section 9.3(c) of the Merger Agreement is incorporated by reference herein, mutatis mutandis.

23. Counterparts. This Agreement and any amendments or waivers hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page intentionally left blank]

11

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ERIK B. NORDSTROM

/s/ Erik B. Nordstrom
Erik B. Nordstrom

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail: morganm@lanepowell.com
Attention: Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

JULIE A. NORDSTROM

/s/ Julie A. Nordstrom
Julie A. Nordstrom

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PETER E. NORDSTROM

/s/ Peter E. Nordstrom
Peter E. Nordstrom

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BRANDY F. NORDSTROM

/s/ Brandy F. Nordstrom
Brandy F. Nordstrom

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

JAMES F. NORDSTROM, JR.

/s/ James F. Nordstrom, Jr.
James F. Nordstrom, Jr.

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KATHARINE T. NORDSTROM 2007 TRUST AGREEMENT

By:	/s/ James F. Nordstrom, Jr.
Name:	James F. Nordstrom, Jr.
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

JULIA K. NORDSTROM 2007 TRUST AGREEMENT

By:	/s/ James F. Nordstrom, Jr.
Name:	James F. Nordstrom, Jr.
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

AUDREY G. NORDSTROM 2007 TRUST AGREEMENT

By:	/s/ James F. Nordstrom, Jr.
Name:	James F. Nordstrom, Jr.
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LISA NORDSTROM

/s/ Lisa Nordstrom
Lisa Nordstrom

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ANNE E. GITTINGER

/s/ Anne E. Gittinger
Anne E. Gittinger

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

1976 ELIZABETH J. NORDSTROM TRUST FBO ANNE GITTINGER

By:	/s/ Anne E. Gittinger
Name:	Anne E. Gittinger
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ANNE E. GITTINGER TRUST U/W EVERETT W. NORDSTROM

By:	/s/ Charles W. Riley, Jr.
Name:	Charles W. Riley, Jr.
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SUSAN E. DUNN

/s/ Susan E. Dunn
Susan E. Dunn

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SUSAN E. DUNN TRUST U/W ELIZABETH J. NORDSTROM

By:	/s/ Susan E. Dunn
Name:	Susan E. Dunn
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ESTATE OF BRUCE A. NORDSTROM

By:	/s/ Margaret Jean O’Roark Nordstrom
Name:	Margaret Jean O’Roark Nordstrom
Title:	Co-Executor

By:	/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Co-Executor

By:	/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Co-Executor

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

1976 BRUCE A. NORDSTROM TRUST (AKA 1976 ELIZABETH J. NORDSTROM TRUST FBO BRUCE A. NORDSTROM)

By:	/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Co-Trustee

By:	/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Co-Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

TRUST A U/W FRANCES W. NORDSTROM

By:	/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Co-Trustee

By:	/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Co-Trustee

By:	/s/ Charles W. Riley, Jr.
Name:	Charles W. Riley, Jr.
Title:	Co-Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MARGARET JEAN O'ROARK NORDSTROM

/s/ Margaret Jean O'Roark Nordstrom
Margaret Jean O'Roark Nordstrom

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BRUCE AND JEANNIE NORDSTROM 2010 MFN TRUST

By:	/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PETE AND BRANDY NORDSTROM 2010 MFN TRUST

By:	/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BRUCE AND JEANNIE NORDSTROM 2012 CFN TRUST

By:	/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PETE AND BRANDY NORDSTROM 2012 CFN TRUST

By:	/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PETE AND BRANDY NORDSTROM 2012 CHILDREN’S TRUST

By:	/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LEIGH E. NORDSTROM

/s/ Leigh E. Nordstrom
Leigh E. Nordstrom

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SAMUEL C. NORDSTROM

/s/ Samuel C. Nordstrom
Samuel C. Nordstrom

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SARA D. NORDSTROM

/s/ Sara D. Nordstrom
Sara D. Nordstrom

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ERIK AND JULIE NORDSTROM 2012 SARA D. NORDSTROM TRUST

By:	/s/ Peter E. Nordstrom
Name:	Peter E. Nordstrom
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LN 1989 TRUST JWN

By:	/s/ Linda Nordstrom
Name:	Linda Nordstrom
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LN HOLDINGS JWN LLC

By:	/s/ Kimberly Mowat Bentz
Name:	Kimberly Mowat Bentz
Title:	Manager

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LN HOLDINGS JWN II LLC

By:	/s/ Kimberly Mowat Bentz
Name:	Kimberly Mowat Bentz
Title:	Manager

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LN MEDINA FAMILY LLC

By:	/s/ Kimberly Mowat Bentz
Name:	Kimberly Mowat Bentz
Title:	Manager

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ALEXANDRA F. NORDSTROM

/s/ Alexandra F. Nordstrom
Alexandra F. Nordstrom

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BLAKE & MOLLY NORDSTROM 2012 TRUST FBO ALEXANDRA F. NORDSTROM

By:	/s/ Alexandra F. Nordstrom
Name:	Alexandra F. Nordstrom
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ANDREW L. NORDSTROM

/s/ Andrew L. Nordstrom
Andrew L. Nordstrom

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BLAKE AND MOLLY NORDSTROM 2012 TRUST FBO ANDREW L NORDSTROM

By:	/s/ Andrew L. Nordstrom
Name:	Andrew L. Nordstrom
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MOLLY NORDSTROM

/s/ Molly Nordstrom
Molly Nordstrom

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BWN TRUST U/W BLAKE W. NORDSTROM

By:	/s/ Molly Nordstrom
Name:	Molly Nordstrom
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MARI MOWAT WOLF

/s/ Mari Mowat Wolf
Mari Mowat Wolf

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KIMBERLY MOWAT BENTZ

/s/ Kimberly Mowat Bentz
Kimberly Mowat Bentz

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BLAKE MOWAT BENTZ 1991 TRUST

By:	/s/ Kimberly Mowat Bentz
Name:	Kimberly Mowat Bentz
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KYLE ANDREW BENTZ TRUST 1993

By:	/s/ Kimberly Mowat Bentz
Name:	Kimberly Mowat Bentz
Title:	Trustee

Address:	[***]
Attention:	[***]
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Lane Powell PC
1420 Fifth Avenue, Suite 4200
Seattle, WA 98101
E-mail:	morganm@lanepowell.com
Attention:	Michael E. Morgan

[Signature Page to Rollover, Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Solely with respect to Sections 1, 11 and 14 through 23 of this Agreement:

NORSE HOLDINGS, INC.

By:	/s/ Erik B. Nordstrom
Name:	Erik B. Nordstrom
Title:	Co-Chief Executive Officer

Address:	c/o Norse Holdings, Inc.
1617 Sixth Avenue
Seattle, WA 98101

Attention:	Erik B. Nordstrom
Email:	[***]

with copies (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale & Dorr LLP
7 World Trade Center
250 Greenwich Street
New York, NY 10007
E-mail:	Keith.Trammell@wilmerhale.com
Michael.Gilligan@wilmerhale.com
Attention:	Keith Trammell
Michael Gilligan

and

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
E-mail:	ben.schaye@stblaw.com
jmendez@stblaw.com

Attention:	Benjamin P. Schaye
Juan F. Méndez

[Signature Page to Rollover, Voting and Support Agreement]

SCHEDULE A

Shareholder	Subject Shares		Rollover Shares	Parent Shares
Anne E. Gittinger	13,849,579		13,846,274	13,846,274
Anne E. Gittinger Trust u/w Everett W. Nordstrom	5,501,520		5,501,520	5,501,520
1976 Elizabeth J. Nordstrom Trust FBO Anne Gittinger	1,555,200		1,555,200	1,555,200
Susan E. Dunn	288,419		288,419	288,419
Susan E. Dunn Trust u/w Elizabeth J. Nordstrom	743,420		743,420	743,420
Estate of Bruce A. Nordstrom	10,244,147	[1]	10,244,147	10,244,147
1976 Bruce A. Nordstrom Trust (aka 1976 Elizabeth J. Nordstrom Trust FBO Bruce A. Nordstrom)	1,555,200		1,555,200	1,555,200
Trust A u/w Frances W. Nordstrom	6,935,360	[2]	4,323,261	4,323,261
Margaret Jean O'Roark Nordstrom	261,776		261,776	261,776
Peter E. Nordstrom	2,510,606	[3]	2,510,606	2,510,606
Brandy F. Nordstrom	176,057		176,057	176,057
Erik B. Nordstrom	2,602,277		2,602,277	2,602,277
Julie A. Nordstrom	42,646		42,646	42,646
James F. Nordstrom, Jr.	813,346		806,098	806,098
Lisa Nordstrom	2,635		0	0
Katharine T. Nordstrom 2007 Trust Agreement	24,593		24,593	24,593
Julia K. Nordstrom 2007 Trust Agreement	24,592		24,592	24,592
Audrey G. Nordstrom 2007 Trust Agreement	24,592		24,592	24,592
LN 1989 TRUST JWN	169,801		169,801	169,801
LN Holdings JWN LLC	435,276		435,276	435,276
LN Holdings JWN II LLC	4,465,662		4,465,662	4,465,662
Alexandra F. Nordstrom	76,996		76,996	76,996
Blake & Molly Nordstrom 2012 Trust FBO Alexandra F. Nordstrom	96,394		96,394	96,394
Andrew L. Nordstrom	67,188		0	0
Blake and Molly Nordstrom 2012 Trust FBO Andrew L Nordstrom	96,394		51,264	51,264
Leigh E. Nordstrom	125,588		125,588	125,588
Samuel C. Nordstrom	121,396		121,396	121,396
Sara D. Nordstrom	69,806		69,806	69,806
Erik and Julie Nordstrom 2012 Sara D. Nordstrom Trust	47,518		47,518	47,518
Bruce and Jeannie Nordstrom 2010 MFN Trust	24,530		24,530	24,530
Pete and Brandy Nordstrom 2010 MFN Trust	3,403		3,403	3,403
Bruce and Jeannie Nordstrom 2012 CFN Trust	24,530		24,530	24,530
Pete and Brandy Nordstrom 2012 CFN Trust	3,403		3,403	3,403
Pete and Brandy Nordstrom 2012 Children’s Trust	192,789		192,789	192,789
Molly A. Nordstrom	487,807		377,626	377,626
BWN Trust u/w Blake W. Nordstrom	170,431		170,431	170,431
Mari Mowat Wolf	15,270		15,270	15,270
Kimberly Mowat Bentz	31,446		31,446	31,446
Blake Mowat Bentz 1991 Trust	2,985		2,985	2,985
Kyle Andrew Bentz Trust 1993	2,079		2,079	2,079
LN Medina Family LLC	15,834		15,834	15,834

[1]	[***]
[2]	[***]
[3]	[***]